India Bull 2X Fund

a Series of the
DIREXION FUNDS

Supplement dated March 7, 2008
to the Prospectus dated December 28, 2007

Effective March 12, 2008, the India Bull 2X Fund is open to investors in the states of Nebraska and New Hampshire.  Prior to investing in the India Bull 2X Fund, please review this Supplement in conjunction with the Prospectus dated December 28, 2007, as the Prospectus provides important information regarding the risks associated with investing in the India Bull 2X Fund.  The Prospectus also provides additional guidance on how to invest in the India Bull 2X Fund.

India Bull 2X Fund

Investment Objective.  The India Bull 2X Fund seeks daily investment results, before fees and expenses, of 200% of the price performance of the MSCI® India Total Return Index (“MSCI® India Index”).

India is considered an “emerging market.”  The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions.  Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy.  The India Bull 2X Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the MSCI® India Index and/or financial instruments that, in combination, provide leveraged exposure to the MSCI® India Index with the India Bull 2X Fund creating long positions. The financial instruments in which the India Bull 2X Fund may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the India Bull 2X Fund also holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Target Index. The MSCI® India Total Return Index is a free-float-adjusted market capitalization index designed to measure the market performance, including price performance and income from dividend payments, of Indian equity securities. The MSCI® India Index seeks to represent approximately 85% of the free-float-adjusted market capitalization of equity securities by industry group within India. As of December 31, 2007, it was comprised of 62 companies listed on the National Stock Exchange of India. MSCI® is not a sponsor of, or in any way affiliated with, the India Bull 2X Fund.

Performance.  No performance is provided for the India Bull 2X Fund because it had not commenced operations prior to the date of this Supplement.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the India Fund.  The other expenses below reflect estimated expenses expected to be incurred for the fiscal period ending August 31, 2008.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses (as a percentage of daily assets):
India Bull 2X Fund(2)
Investor Class
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(4)(5)	0.50%
Total Annual Operating Expenses	1.50%

Expense Waiver/Reimbursement	0.00%

Net Annual Operating Expenses	1.50%

(1)	You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.
(2)
Rafferty Asset Management, LLC (“Adviser”) contractually has agreed to waive all or a portion of its management fee and/or reimburse the Fund’s Other Expenses through August 31, 2008 to the extent that the Net Annual Operating Expenses for the Investor Class shares exceed 1.75% (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation). Acquired Fund Fees and Expenses are the indirect fees and expenses that a Fund incurs from investing in the shares of other registered and unregistered investment companies (“Acquired Fund(s)”).  Any expense waiver is subject to reimbursement by the Fund within the following three years if overall expenses fall below these percentage limitations.  This agreement may be terminated at any time at the discretion of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.  The agreement may be terminated by the Adviser only with the consent of the Board of Trustees.

(3)
Pursuant to the Investor Class Rule 12b-1 plan, shares of the India Bull 2X Fund may pay an annual fee up to 1.00% of the Fund's average daily net assets.  However, the Board has currently authorized a maximum annual fee of 0.25% for Investor Class shares.

(4)
Other Expenses include custodian, transfer agency and other customary fund expenses.  Other Expenses include a Shareholder Servicing Fee that may be paid by the Fund in an amount up to 0.25% of the Fund’s average daily net assets on an annual basis.

(5)
Other Expenses include Acquired Fund Fees and Expenses.  For the fiscal year ending August 31, 2008, the Fund expects to incur Acquired Fund Fees and Expenses totaling less than 0.01% of its average daily net assets.

Expense Example
The table below is intended to help you compare the cost of investing in the India Bull 2X Fund with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the India Bull 2X Fund for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the India Bull 2X Fund’s operating expenses remain the same through each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

India Bull 2X Fund
	1 Year	3 Years
Investor Class	$153	$474

Risks.  The principal risks of investing in the India Bull 2X Fund are Market Timing Activity and High Portfolio Turnover, Risk of Tracking Error, Risks of Aggressive Investment Techniques, Leverage Risk, Counterparty Risks, Risk of Non-Diversification, Interest Rate Changes, Risks of Investing in Other Investment Companies and ETFs, Adverse Market Conditions, Risks of Investing in Equity Securities, Risks of Investing in Foreign Instruments, Currency Exchange Rates, Risks of Investing in Emerging Markets Instruments Credit Risk and Lower-Quality Debt Securities, Concentration Risk, Valuation Time Risk and Geographic Concentration Risk.

For more information on the risks of the India Bull 2X Fund, including a description of each risk, please refer to the “Principal Risks” section in the Prospectus dated December 28, 2007.

Also, it is important to note that India has substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty.  Furthermore, future actions of the Indian Government or religious and ethnic unrest could have a significant impact on the economy. Finally, the relationship between Pakistan and India remains delicate and a cause for concern.